UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported) November 5, 2004
                                                      --------------------------

                    BUILDING MATERIALS CORPORATION OF AMERICA
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

               33-81808                               22-3276290
--------------------------------------------------------------------------------
       (Commission File Number)            (IRS Employer Identification No.)

   1361 Alps Road, Wayne, New Jersey                     07470
--------------------------------------------------------------------------------
 (Address of Principal Executive Offices)              (Zip Code)

                                 (973) 628-3000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                             ADDITIONAL REGISTRANTS


                                                        Registration No./
                                      State or Other        I.R.S.             Address, Including Zip Code, and
                                      Jurisdiction of      Employer            Telephone Number, Including Area
      Exact Name of Registrant        Incorporation      Identification         Code, of Registrant's Principal
      as Specified in Its Charter    or Organization          No.                     Executive Offices
     ----------------------------    ----------------    ----------------       ----------------------------------
    Building Materials                  Delaware           333-69749-01/              1361 Alps Road
    Manufacturing Corporation                              22-3626208                Wayne, New Jersey 07470
                                                                                      (973) 628-3000

    Building Materials                  Delaware           333-69749-02/        300 Delaware Avenue, Suite 303
    Investment Corporation                                 22-3626206             Wilmington, Delaware 19801
                                                                                      (302) 427-5960


ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

               As previously announced, on July 26, 2004, Building Materials Corporation of America (the "Company") completed the sale of $200 million in aggregate principal amount of its 7.75% senior notes due 2014. These notes are guaranteed by certain of the Company's subsidiaries (the "Subsidiary Guarantors") and were issued under an indenture dated July 26, 2004 (the "Indenture"). On November 5, 2004, the Company and the Subsidiary Guarantors entered into a purchase agreement with certain initial purchasers pursuant to which, on November 10, 2004, the Company sold an additional $50 million in aggregate principal amount of its 7.75% senior notes due 2014. These notes are identical in all material respects to the notes issued and sold on July 26, 2004, and are also issued under the Indenture. The net proceeds from this offering, after deducting the initial purchasers' discounts and commissions and estimated offering expenses payable by the Company, were $50.6 million. The Company will use the net proceeds from the offering to reduce amounts outstanding under its $350 million senior secured revolving credit facility. The notes sold on July 26, 2004 and November 10, 2004 were sold only to "qualified institutional buyers," in accordance with Rule 144A under the Securities Act of 1933 (the "Securities Act") and outside the United States to non-U.S. persons in accordance with Regulation S. The notes sold have not been registered under the Securities Act or the securities or blue sky laws of any jurisdiction and, unless registered, may not be offered or sold except pursuant to an exemption from the registration requirements of the Securities Act and the applicable securities laws of any other jurisdictions.

               This Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any of the notes, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    BUILDING MATERIALS CORPORATION OF AMERICA
                                    BUILDING MATERIALS INVESTMENT CORPORATION
                                    BUILDING MATERIALS MANUFACTURING CORPORATION




Dated: November 12, 2004            By:   /s/ John F. Rebele
                                        ----------------------------------------
                                        Name:  John F. Rebele
                                        Title: Senior Vice President and
                                               Chief Financial Officer